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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

            Current report pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  July 9, 1997

                             INFOCURE CORPORATION

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            (Exact name of registrant as specified in its charter)


Delaware                          001-12799                    2271614

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(State of Other            (Commission File Number)           (IRS Employer
Jurisdiction of                                               Identification
Incorporation                                                 Number)

              2970 Clairmont Road, Suite 950, Atlanta, GA 30329

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                   (Address of Principal Executive Officers)



Registrant's Telephone Number, including area code:  (404) 636-0046
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On July 9 and 10, 1997, the Registrant acquired the business of KComp Management Systems, Inc., DR Software, Inc., Rovak, Inc. and American Medcare Corporation. The transactions are described in Registration Statements Nos. 333-20571 and 333-30887.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Financial Statements of Business Acquired.
               Such financial statements are set forth in Registration Statements Nos. 33-20571 and 30887.

         (b)   Proforma Financial Information.
               Such financial statements are set forth in Registration Statements Nos. 333-20571 and 30887.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INFOCURE CORPORATION



                                        By: /s/ Michael E. Warren
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                                           MICHAEL E. WARREN
                                           Chief Financial Officer


Date:  July 23, 1997